UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2010

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2010, the company’s board of directors appointed John Heinricy and Charles N. Mills as members of Torvec's board of directors. The company issued press releases announcing each of these appointments. The text of each release is as follows:

1)

JOHN HEINRICY, RETIRED GM PERFORMANCE DIVISION EXECUTIVE, JOINS TORVEC BOARD

ROCHESTER, NY—- (November 4, 2010) Richard A. Kaplan, Chief
Executive Officer of Torvec, Inc. (OTCBB: TOVC) announced today that
John Heinricy was elected to the Company’s board of directors, effective November 3, 2010.

In making the announcement, Mr. Kaplan stated:

"I do not think it is an overstatement to say that Mr. Heinricy is one of the most respected automotive performance engineers in the world today. As stated by Sam Abuelsamdi, a leading automotive writer, ‘Over the past two decades, John Heinricy has probably done more to enhance the performance image of General Motors than any other single individual.’ We are proud and excited that he has agreed to join our board. His value is obvious and I am sure he will be able to guide us in prioritizing and productizing our technology."

Mr. Heinricy commented:

"I’m really excited about joining the Torvec board. Torvec’s technologies present great opportunities. I have experienced, first hand, the benefits of the IsoTorque technology during this past racing season with tremendous results. Richard Kaplan is assembling a management team that will help provide Torvec with prospects for a great future."

As Director of High Performance Vehicle Operations, General Motors Performance Division until 2008, Mr. Heinricy was responsible for the planning, development, testing and execution of all the performance versions of GM vehicles, from the Cobalt SS to the Cadillac CTS-V. John is also a legendary race-car driver, capturing 11 SCCA national titles. This past summer, he won six out of six SCCA races, driving a C-5 Corvette equipped with Torvec’s IsoTorque® differential.

Mr. Heinricy began his career at General Motors in 1970. Early in his career he was assigned to the Milford Proving Grounds where he became immersed in the development and testing of GM vehicles. Mr. Heinricy became Vehicle Development Manager for the Corvette platform in 1983 and in 1993, he became assistant Chief Engineer for the Corvette. In 1997, he became Chief Engineer for the Camaro and Firebird and was appointed Director of Vehicle Dynamics for GM cars and trucks in 2001. Later that same year, he became the Director of High Performance Vehicle Operations in GM’s Performance Division, retiring from GM in 2008.

Mr. Heinricy has raced Corvettes, Camaros, and Pontiac Firebirds professionally since 1984, driving in over 240 professional races, including thirty-five 24-hour races, has won 4 Professional Driver Championships, 11 SCCA National Championships, has set 3 FIA world speed records and was the 2001 President’s Cup recipient.

Through his company, Heinrocket Inc., Mr. Heinricy today is an international automotive consultant, specializing in vehicle testing and development, engineered solutions, high performance driver training, race car development and motivational speaking.

This news release contains forward looking statements regarding Torvec’s future economic performance and prospects that are subject to risks and uncertainties. These risks and uncertainties could cause actual results to differ from those described in such statements. Such risks and uncertainties include those described from time to time in Torvec’s SEC reports, including its most recent Annual Report on Form 10-K.

2)

CHARLES N. MILLS ELECTED TO TORVEC BOARD

ROCHESTER, NY—- (November 8, 2010) Richard A. Kaplan, Chief Executive Officer of Torvec, Inc. (OTCBB: TOVC) announced today that Charles N. Mills was elected to the Company’s board of directors, effective November 3, 2010.
In making the announcement, Mr. Kaplan stated:

"I have known Charles for more than 30 years and, as incredible as it seems, I have never seen him make a mistake in his business judgment. He always seems to buy and sell at the right times which obviously accounts for his tremendous financial success. He is a superb strategist and a master negotiator. I have tried to get him to join the boards of previous companies I have been involved with but this is the first time he has accepted. He will be a tremendous asset to the company."

Mr. Mills commented:

"Torvec’s people and technology were the true motivating factors in my decision to become a director. I am excited to team up with Dick to help Torvec realize its tremendous potential."

Charles Mills founded the law firm of Mills, Schwartz and White in 1967 which later merged to become Bernstein, Mills, Schwartz, White and Bernstein. Mr. Mills substantially concentrated on real estate syndication, venture capital and securities law. Wanting to branch out from his legal career, Mr. Mills ventured into his own real estate development company. As CEO of Crosskeys Corporation, he led the company into many successful ventures, including office parks, high-end office buildings and commercial malls and plazas. In 2001, Mr. Mills sold most of his real estate empire but still manages quite a few prime properties.
Mr. Mills holds a BS degree in Business Administration from Syracuse University and a law degree from Cornell Law School. He is also active in several charitable organizations in his community.
This news release contains forward looking statements regarding Torvec’s future economic performance and prospects that are subject to risks and uncertainties. These risks and uncertainties could cause actual results to differ from those described in such statements. Such risks and uncertainties include those described from time to time in Torvec’s SEC reports, including its most recent Annual Report on Form 10-K.

3)

At its meeting held on November 3, 2010, the company’s board voted to grant each of Messrs. Heinricy and Mills a stock option for 250,000 common shares effective January 3, 2011 at $.90 per share. The option is conditioned upon each individual serving as a director and vests in four tranches of 62,500 shares on each of the four anniversary dates of January 3, 2011. Each optionee must exercise each 62,500 tranche within two and one-half months following the calendar year in which the tranche vests or lose the tranche. The option grant is subject to the approval of the company’s shareholders at the next annual meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

November 8, 2010	By:	Richard Kaplan

Name: Richard Kaplan
Title: CEO